Exhibit 99.1

Donald R. Friedman Appointed to Datawatch Board of Directors

Former IBM and CA Technologies Executive Brings Software

and Business Analytics Experience

Bedford, Mass.—March 09, 2016—Datawatch Corporation (NASDAQ-CM: DWCH), a leading global provider of self-service data preparation and visual analytics solutions, today announced that Donald R. Friedman has been appointed to the Company’s Board of Directors effective immediately. His addition expands the Board to nine members.

Mr. Friedman is a pragmatic leader adept at integrating strategy, policy and tactics. During his tenure at the IBM Corporation, he served as both Vice President and General Manager. He spearheaded the Company’s strategy to address the small and medium business market and restored growth and profitability in a number of IBM EMEA business units. He was a member of IBM’s Senior Management Group, the Strategy Executive Council, the Worldwide Marketing Operations Board and the European Management Committee. He was subsequently named EVP and Chief Marketing Officer at CA Technologies (formerly Computer Associates) where he was instrumental in the company’s turn-around. In addition, he founded and served as CEO of International Flex Technologies, a high tech manufacturing company. He was a Principal at Sequel, a branding and marketing consultancy, and CEO of Datalytics Technologies, a software company specializing in business analytics.

Mr. Friedman is a graduate of Stevens Institute of Technology, and completed executive management programs at the University of Virginia’s Darden School and Northwestern University’s Kellogg School. Mr. Friedman has served on a number of public, private and non-profit boards.

Richard de J. Osborne, Chairman of the Board of Directors of Datawatch said, “We are very pleased to expand our Board once again with an individual with high-level expertise in technology companies ranging in annual revenue from $10 million to $4 billion. Like Randy Seidl, who joined the Board in December, bringing extensive senior technology sales expertise from Sun and HP, Don’s many accomplishments in technology, marketing and strategic growth at IBM, CA and other companies position him as an immediate contributor to our growth and development. As Datawatch continues to advance its technology and marketing strategy to take advantage of the large opportunity in the self-service data preparation market with our highly differentiated Monarch technology, we believe Don’s insights will be most valuable to our team.”

Mr. Friedman added, “Datawatch is well positioned in the business analytics market and provides a unique self-service capability that allows users to easily integrate data from disparate sources facilitating the creation of comprehensive reports and meaningful business analytics. I am excited to join the Company’s Board, and enhance shareholder value by applying my skills and experience to enable the company to continue to create a sustainable leadership position in the rapidly growing analytics market.”

About Datawatch Corporation

Datawatch Corporation (NASDAQ-CM: DWCH) enables ordinary users to deliver extraordinary results with all their data.  Only Datawatch can unlock data from the widest variety of sources and prepare it for use with visualization tools or other business processes.  When real-time visibility to rapidly changing data is critical, Datawatch enables you to visualize streaming data for the most demanding business environments such as capital markets. Organizations of every size worldwide use Datawatch products including 93 of the Fortune 100. Datawatch is headquartered in Bedford, Massachusetts with offices in New York, London, Frankfurt, Stockholm, Singapore, and Manila, and with partners and customers in more than 100 countries worldwide.  See how Datawatch can help you by downloading a free version at www.datawatch.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such statements, including but not limited to those relating to results of operations, contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. The factors that could cause actual future results to differ materially from current expectations include the following: risks associated with the continuing weak global economy; risks associated with fluctuations in quarterly operating results due, among other factors, to the long sales cycle with enterprise customers and the size and timing of large customer orders; risks associated with acquisitions; the risk that our goodwill resulting from acquisitions may become impaired and require a write-down; limitations on the effectiveness of internal controls; rapid technological change; Datawatch’s dependence on the introduction of new products and product enhancements and possible delays in those introductions; competition in the software industry generally, and in the markets for next generation analytics in particular; Datawatch's dependence on its principal products, proprietary software technology and software licensed from third parties; Datawatch’s concentration of customers in the financial sector; risks associated with international sales and operations; risks associated with indirect distribution channels and co-marketing arrangements, many of which were only recently established; the adequacy of Datawatch’s sales returns reserve; risks associated with a subscription sales model; Datawatch’s dependence on its ability to hire and retain skilled personnel; disruption or failure of Datawatch’s technology systems that may result from a natural disaster, cyber-attack, security breach or other catastrophic event; and uncertainty and additional costs that may result from evolving regulation of corporate governance and public disclosure. Further information on factors that could cause actual results to differ from those anticipated is detailed in various publicly-available documents, which include, but are not limited to, filings made by Datawatch from time to time with the Securities and Exchange Commission, including but not limited to, those appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 2015 and its Form 10-Q for the quarter ended December 31, 2015.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
Datawatch has filed a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) dated January 28, 2016 with respect to its upcoming annual stockholder meeting scheduled for April 19, 2016. Datawatch intends to amend such proxy statement to include Mr. Friedman as a nominee for election as a director at the annual meeting, and to mail such amended proxy statement to Datawatch stockholders on or about March 15, 2016. DATAWATCH STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Datawatch, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Datawatch stockholders in connection with the matters to be considered at Datawatch’s annual stockholder meeting. Information about Datawatch’s directors and executive officers other than Mr. Friedman is available in Datawatch’s initial proxy statement for the annual meeting previously filed with the SEC, dated January 28, 2016. To the extent holdings of Datawatch’s securities by such directors or executive officers have changed since the amounts reflected in such proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the amended proxy statement and other materials to be filed with the SEC in connection with the upcoming annual meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Datawatch with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at Datawatch’s website at www.datawatch.com or by contacting Datawatch Investor Relations using the Investor Contact information set forth below.

Investor Contact:

Datawatch Investor Relations

investor@datawatch.com

Phone: (978) 441-2200 ext. 8323

Media Contact:

Erin Hoesly

Datawatch Corporation

Erin_Hoesly@datawatch.com

Phone: (978) 441-2200 ext. 8322

Twitter: @datawatch

© 2016 Datawatch Corporation. Datawatch and the Datawatch logo are trademarks or registered trademarks of Datawatch Corporation in the United States and/or other countries. All other names are trademarks or registered trademarks of their respective companies.